SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 14, 1997

                         STAR MULTI CARE SERVICES, INC.
             (Exact Name of Registrant as specified in its Charter)


            New York                    1-10751            11-1975534
(State or Other Jurisdiction            (Commission        (I.R.S. Employer
   of Incorporation)                    File Number)       Identification No.)


33 Walt Whitman Road, Huntington Station, NY                11746
(Address of Principal Executive Offices)                    (Zip Code)


                                 (516) 423-6688
              (Registrant's Telephone Number, Including Area Code)

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Item 5.   Other Events

          Audit of American Health Care Services
          --------------------------------------

          In May, 1997, Star Multi Care Services, Inc. (the "Company"), was advised that an audit of American Health Care Services, the Company's medicare agency, by the Office of Audit Services, Office of Inspector General of the United States Department of Health and Human Services which had been forwarded to the Medicare intermediary assigned to administer Medicare payments in Florida has been referred to the Civil Division of the United States Attorney for the Southern District of Florida. The Company has been advised by its regulatory counsel that they have been in contact with the Assistant United States Attorney assigned to the matter and they do not know at this time the extent of the Company's liability. Regulatory counsel has also advised the Company that it is likely the Company will have claims against third- parties (e.g., subcontractors and licensed home health agencies) for a portion of any liability of the Company. Management anticipates that this matter should be satisfactorily resolved.

                                   SIGNATURES


          Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 28, 1997              STAR MULTI CARE SERVICES, INC.


                                      By: /s/ William Fellerman
                                          ------------------------
                                          Name:  William Fellerman
                                          Title:  Chief Financial Officer